Exhibit 10.06

CONFIDENTIAL TREATMENT REQUESTED

ADVERTISING SERVICES AGREEMENT

This Advertising Services Agreement (the “Agreement”) is entered into by and between DealTime, Inc., a Delaware corporation with principal place of business at 475 Fifth Avenue New York. NY 10017 (“Customer”), and Google, Inc., a California corporation with its principal place of business at 2400 Bayshore Parkway, Mountain View, California 94043, and its affiliates (“Google”) regarding Customer’s use of the Services (defined below). This Agreement, dated August 1, 2002 (the “Effective Date”), sets forth the terms and conditions under which Google makes the Services available to Customer.

1. Definitions. For purposes of this Agreement, the following terms will have the indicated meanings:

1.1 “Brand Features” means the trade names, trademarks, service marks, logos, and other distinctive brand features of each party respectively as listed in Schedule E.

1.2 “Client Name” means an alphanumeric code assigned to a Customer by Google that identifies the Customer.

1.3 “Content” means all editorial, text, graphic, audiovisual, and other content that is served to End Users of the Site and that is not provided by Google, including without limitation a search box, instruction pages, frequently asked questions pages, search results, and any Site End User terms and guidelines.

1.4 “Deductions” shall mean the aggregate amount of ***** with respect to the Services provided herein.

1.5 “End User” means a user of the Site.

1.6 “Google Data Protocol” means the written specification on how the Customer’s Site communicates and interacts with the Services.

1.7 “Intellectual Property Rights” means any and all rights existing from time to time under patent law, copyright law, semiconductor chip protection law, moral rights law, trade secret law, trademark law, unfair competition law, publicity rights law, privacy rights law, and any and all other proprietary rights, and any and all applications, renewals, extensions and restorations thereof, now or hereafter in force and effect worldwide.

1.8 “Google Sponsored Links Program” or “GSLP” or “Services” means the program under which advertisements are provided to Customer and Its End-Users by Google, and displayed by Customer on Its Site according to the terms of this Agreement.

1.9 “Net Ad Revenue” means the gross revenue generated by the Sponsored links which appear on the applicable Results Pages (e.g. revenue for Guaranteed Pages and revenue for Non-Guaranteed Pages) during a calendar month minus the total amount of Deductions for the applicable Results Pages for such month; provided that the total amount of Deductions shall not exceed ***** of the total gross revenue generated during such month for such Results Pages.

1.10 “Query” means a search query.

1.11 “Results Pages” means any Web pages displayed by or on behalf of the customer that contain information from a Results Set.

1.12 “Result Set” means the data set provided to Customer by Google in response to a Query submitted to the Google network interface, consisting of Sponsored Links, and which shall be displayed by Customer on the Site as set forth in this Agreement. A Results Set shall include: (a) the Sponsored Links in Google’s Sponsored Links Program (to the extent not blocked by Customer, and where the ***** Cost Per Click Average shall not be a factor in determining which Sponsored Links are provided to Customer) associated with the Search Phrase contained in such Query with a maximum of no more than ***** Sponsored Links, unless otherwise mutually agreed to by the parties in writing; and (b) when Google develops the technology to be able to transmit such information,*****.

1.13 “Search Phrase” means the textual keyword or phrase contained in a Query submitted to the Customer search engine and passed to Google in a Query submitted to the Google network interface.

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

1.14 “Site” means the Customer domains as listed in Schedule A attached hereto through which End Users may view Results Pages. Such domains shall be considered part of the Site for as long as Customer own or controls greater than a 50% interest in such Sites. All queries sent from the Site to Google shall use the same Client Name, and one of the Valid IP Addresses provided by Customer to Google.

1.15 “Sponsored Link” means a compensated advertising listing that is generated in response to a Search Phrase and that typically: (a) is text based: (b) includes title, description, advertiser URL and linking mechanism: and (c) *****.

1.16 “Term” shall have the meaning Indicated in Section 9.

1.17 “URL” means a uniform resource locator for documents or other resources on the Web.

1.18 “Valid IP Addresses” means any and all valid Internet protocol addresses that will be used by or on behalf of Customer to access the Services.

1.19 “Web” means the World Wide Web, containing among other things pages written in the hypertext markup language and/or any similar successor technology.

2. Provision of Services.

2.1 General/Implementation. Google will assist Customer in providing the Google Sponsored Links Program, whereby Google shall provide Sponsored Links to Customer and its End Users according to the terms of this Agreement and no later than the delivery date (“Test Date”) indicated on the table below. Customer agrees that it shall implement the Google Sponsored Links Program by displaying such Sponsored Links on the Site according to the terms of this Agreement on a date (the “Launch Date”) occurring no later than the implementation date indicated on the table below:

Domains Included in the Site:	Test Date	Respective Launch Date:
dealtime.com	July 30, 2002	No later than 10 days after Test Date

Customer’s failure to timely implement the Google Sponsored Links Program per the preceding sentence shall be, after a period of ten (10) days after a written notice to be sent by Google after the expiration of the above mentioned Launch Dates, a material breach of the Agreement and Google shall be entitled to: (i) delay payment of any prepayments for the duration of such delay; (ii) refund by Customer of any prepayments paid and not yet earned by Customer, and (iii) terminate the Agreement pursuant to Section 9.2. In any case, Google shall not delay payment for any days of delay that are reasonably attributable to Google, nor shall such days of delay count toward Customer’s days of delay or cure.

For each Query received by Google from Customer, Google shall provide a Result Set. Upon receiving a Result Set provided in accordance with the Service Level Agreement attached hereto as Schedule I (the “SLA”) and including Sponsored Links, Customer may display all Sponsored Links included in the Result Set without any Google brand attribution in Customer’s multi-category search results pages, an example of which is in Schedule F attached hereto (the “Multi-Category Page”). Upon receiving a Result Set provided in accordance with the SLA and including Sponsored Links and Link CPCs, Customer shall display all Sponsored Links included in the Result Set without any Google brand attribution on Customer’s Multi-Category Page, except to the extent such Multi-Category Page is part of a co-branded version of the Site (where “co-branded version” means a version of the Site located at sub-domains of Customer’s main site (e.g. http://_____.dealtime.com)) for which Customer is contractually prohibited from displaying Sponsored Links, and provided further that in the event that Network Latency (as defined in the SLA) caused by third-party connectivity issues prevents Customer from receiving a Fully Processed and Served Query (as defined in the SLA) within one and one-tenth (1.1) second, then Customer shall not be obligated to display the Google Sponsored Links from such Fully Processed and Served Query. Customer shall also have the right, at its sole discretion, to display Sponsored Links in a Results Set in other areas of Customer’s Site, subject to the Exclusivity provision set forth in Section 2.9.

In the event that Google does not begin delivering to Customer ***** within sixty (60) days after the Effective Date of this Agreement. Customer shall be entitled to terminate this Agreement upon ten (10) days written notice to Google. The foregoing states Google’s entire liability and Customer’s sole and exclusive remedy for Google’s failure to deliver *****. Notwithstanding the foregoing, such remedy shall be in addition to any payments due and owing to Customer as of the effective date of termination.

***** shall only be used by Customer ***** shall be ***** and shall be kept

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

confidential in accordance with Section 4. Under no circumstances will *****. Customer may retain ***** during *****. Customer shall not a) commingle Google Sponsored Links with non-Google Sponsored Links or other advertising, or b) reorder or alter in any way the Sponsored Links (except customer may redirect End User clicks on the Sponsored Links to internal Customer servers only for the purpose of Analysis provided such redirects are tested prior to implementation in conjunction with Google and do not materially effect the Service), without Google’s prior written consent. The layout and formatting for the Sponsored Links shall be substantially consistent with that set forth in Schedule F, or in such other manner as the parties may mutually agree from time to time.

2.2 Mechanics. Google will receive end user Queries from Customer at Google’s network interface, process the Queries containing Search Phrases and return a Result Set related to such Search Phrase to Customer via Google’s network interface, using the Google Data Protocol, or other means as Google may implement from time to time (the “Operations”). Google shall not be responsible for receiving Queries directly from Customer’s end Users, for transmission of data between Customer and Google’s network interface or for displaying the Result Set to Customer’s End Users, nor shall Google be responsible for providing search results to End Users conducting searches to locate information on the Web. Customer, at its own expense, shall be responsible for providing customer support services to its end users.

2.3 Query Information. All Queries sent by Customer to Google shall include the following: (a) end user IP address, (b) user identifier(s) as required by Google, consisting of a cookie or username, which may be hashed or encrypted, or such other information as the parties may agree upon, and (c) user agent; each of which corresponds to the end user submitting the Query (all being the “Query Information”). No Query Information shall Include End User personally identifiable information. All ***** will be considered Customer ***** and will be *****.

2.4 Google Data Protocol. Promptly following the Effective Date, Google shall provide the Google Data Protocol to Customer. Google grants to Customer a nontransferable, nonexclusive license during the Term to use the Google Data Protocol solely for the purpose of communicating information between the Site and the Services. The Google Data Protocol shall be deemed Confidential Information pursuant to the terms of Schedule D attached hereto.

2.5 IP Security Process. Before launch of the Services, Customer shall provide Google with a written list of Valid IP Addresses, and Google shall provide Customer a Client Name. All search queries sent to Google by or on behalf of the Customer must contain the Client Name and must use a Valid IP Address. Google shall have the right to immediately discontinue providing Services to IP addresses that are not Valid IP Addresses. Any modifications to the initial list of Valid IP Addresses provided to Google by Customer must be made in a written document executed by both parties or online via the Google Administration Console.

2.6 End-User Support. Customer, at its own expense, shall provide first level customer support services to its End Users. Google, at its own expense, shall provide second level technical support services to Customer regarding the Services. Such support services will be provided as set forth in Schedule C.

2.7 Google Sponsored Links Program Testing. During the Term, Google shall have the right to send uncompensated Queries using automated processes to Customer Site in order to verify that Sponsored Links are being served in compliance with the terms of this Agreement and for testing purposes.

2.8 Competitive Advertisements. Google shall use commercially reasonable efforts to prevent any Results Sets from containing the Competitive Services/Customer ad URLs as listed in Schedule G attached hereto. Customer may, during the term of this Agreement, amend Schedule G from time to time in good faith in order to reflect market changes. All such changes shall be subject to Google’s written approval which shall not be withheld unreasonably.

2.9 Exclusivity. Customer agrees that, during the Term of this Agreement and on any of the domains included in the Site; (i) Customer shall not *****; and (ii) in the event Customer ***** from any of the *****. Customer further understands that Google will provide the Services on a nonexclusive basis, and that Google will continue to customize and provide its services to other parties for use in connection with a variety of applications, including search engine applications. Notwithstanding any of the foregoing, in the event that the ***** then, at Google’s option (a) ***** set forth in this Section shall remain as is or (b) ***** Section shall no longer apply, provided, however that if *****.

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

2.10 Service Level Agreement. The parties hereby incorporate by reference herein the Service Level Agreement attached hereto as Schedule I.

3. Payments.

3.1 Payment. Google shall pay the fees in the amounts and on the terms specified in Schedule B attached hereto. All fees quoted and payments made hereunder shall be made in U.S. Dollars, Customer shall be responsible for all sales taxes and other similar taxes imposed by any federal, state or local governmental entity on the transactions contemplated by this Agreement, excluding taxes based upon Google’s net income.

3.2 Reports. Google will provide monthly revenue reports within thirty (30) days after the end of each month. Google will also provide Customer with an unaudited monthly status report within ten (10) days after the end of such month. Both reports shall contain *****. In the event Google creates an online tool which provides online reporting with respect to the Google Sponsored Links Program, and Google makes such tool available to its customers, then Google will provide Customer with access to such tool at no charge. All reports shall be treated as Confidential Information under the terms of this Agreement, based on the underlying information contained therein.

3.3 Audit Right. Customer, at its own expense, may retain a mutually acceptable nationally recognized independent auditor to review and audit Google’s relevant records to confirm the fees due under this Agreement upon thirty (30) days prior written notice. Such audit shall: (a) be subject to Google’s reasonable security and confidentiality requirements; (b) occur no more than once every calendar year and not during the last three (3) weeks of a calendar quarter; and (c) transpire during Google’s normal business hours. If the audit results in a ten percent (10%) or more adjustment in the payments for the audited period (but excluding situations where Google has overpaid Customer), then Google shall pay for the reasonable costs associated with such audit.

4. Confidentiality. Proprietary information disclosed under this Agreement, including the existence end content of this Agreement, shall be considered “Confidential Information.” Use and disclosure of such Confidential Information shall be governed by the terms of the Mutual Non-Disclosure Agreement (attached as Schedule D), which agreement is incorporated into this Agreement by reference. A party may issue a press release regarding this Agreement only with the prior written consent of the other party.

5. Intellectual Property

5.1 Google Rights. As between Customer and Google, Customer acknowledges that Google owns all right, title and interest, including without limitation all Intellectual Property Rights associated with the Services (Including, but not limited to, the GSLP service, the Google Data Protocol, and Google Brand Features, whether used by Google and/or Customer, but excluding items licensed by Google from third parties), and that Customer shall not acquire any right, title, or interest in or to the Intellectual Property Rights associated with the Services (including the GSLP service, the Google Data Protocol, and Google Brand Features), except for the limited right use rights expressly set forth in this Agreement. Customer shall not modify, adapt, translate, prepare derivative works from, decompile, reverse engineer, disassemble or otherwise attempt to derive source code of the GSLP service, the Google Data Protocol, Google Brand Features, or any other software, or documentation associated with the Services. Customer will not remove, obscure, or alter Google’s copyright notice, trademarks, or other proprietary rights notices affixed to or contained within any Google Services, software, or documentation. Furthermore, Customer shall not crawl, index or in any non-transitory manner inconsistent with this Agreement, store or cache information obtained from the Services. Any rights not expressly granted herein are deemed withheld.

5.2 Customer Rights. As between Google and Customer, Google acknowledges that Customer and any licensors own all Intellectual Property Rights in and to (a) Content that is served to End Users of the Site and that is not provided to Customer by Google; (b) all ***** submitted by *****; and (c) all *****, and that Google shall ***** set forth in this Agreement. Notwithstanding the foregoing, Google may ***** and/or ***** provided such

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

***** and in a way such that neither an *****.

5.3 Brand Feature License. Notwithstanding anything else in this Agreement or its Schedules, Google hereby grants Customer a nontransferable, nonexclusive license during the Term to display Google’s Brand Features to: (a) advertise that Customer is using the Services; (b) include Google’s logo in presentations, marketing materials, customer lists, and website listing of partners; and (c) otherwise fulfill its obligations hereunder. Notwithstanding anything else in this Agreement or its Schedules, Customer hereby grants to Google a nontransferable, nonexclusive license during the Term to use Customer’s Brand Features to; (i) advertise that Customer is using the Services; (ii) include Customer’s logo in presentations, marketing materials, customer lists, and website listing of partners. Each party will submit all materials of any kind containing the other party’s Brand Features to the other party before release to the public for inspection, and such other party will have the right to approve such material prior to its distribution. Except as setforth in this Section, nothing in this Agreement shall grant or shall be deemed to grant to one party any right, title or interest in or to the other party’s Brand Features. All use by Google of Customer’s Brand Features (including any goodwill associated therewith) shall inure to the benefit of Customer and all use by Customer of Google’s Brand Features (including any goodwill associated therewith) shall inure to the benefit of Google. At no time during or after the Term of this Agreement shall one party challenge or assist others to challenge the Brand Features of the other party (except to the extent this restriction is prohibited by applicable law) or the registration thereof by the other party, nor shall either party attempt to register any Brand Features or domain names that are confusingly similar to those of the other party.

6. Warranties and Disclaimer.

6.1 Google. Google warrants that it has full power and authority to enter into this Agreement. Google does not warrant that the Services will meet all of Customer’s requirements or that performance of the Services will be uninterrupted or error-free. GOOGLE MAKES NO OTHER WARRANTY OF ANY KIND, WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR USE, AND NONINFRINGEMENT.

6.2 Customer. Customer warrants that: (i) it has full power and authority to enter into this Agreement and (ii) it shall use information provided by Google (including Results Sets) in a manner that compiles with applicable laws. CUSTOMER MAKES NO OTHER WARRANTY OF ANY KIND, WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR USE, AND NONINFRINGEMENT.

7. Indemnification.

7.1 Google Indemnification. Google will defend, or at its option settle, any third party lawsuit or proceeding brought against Customer based upon a claim that the *****. Google’s indemnification will include (1) all damages and costs finally awarded, or (2) settlement costs approved by Google. The foregoing obligations shall exist only if Customer (1) promptly notifies Google of any such claim of infringement, (2) provides Google with reasonable information, assistance and cooperation in defending the lawsuit or proceeding, and (3) gives Google full control and sole authority over the defense and settlement of such claim. Customer may join in defense with counsel of its choice at its own expense. Google shall not reimburse Customer for any expenses incurred by Customer without the prior written approval of Google. Google shall have no liability for any claim of infringement based on the combination or use of the Services or Google Brand Features with materials not furnished by Google.

7.2 Customer Indemnification. Customer will defend, or at its option settle, any third party lawsuit or proceeding brought against Google based upon a claim that the *****. Customer’s indemnification will include (1) all damages and costs finally awarded, or (II) settlement coats approved by Customer. The foregoing obligations shall exist only if Google (1) promptly notifies Customer of any such claim of infringement, (2) provides Customer with reasonable information, assistance and cooperation in defending the lawsuit or proceeding, and (3) gives Customer full control and sole authority over the defense and settlement of such claim. Google may join in defense with counsel of its choice at its own expense. Customer shall not reimburse Google for any expenses incurred by Google without the prior written approval of Customer.

7.3

Exceptions to Indemnification. In no event will a party providing indemnification (the “Indemnifying Party”) have any obligations under this Section 7 or any liability for any claim or action to the party asking for indemnification (the “Indemnified Party”) if the a claim is caused by, or results from: (a) the Indemnified Party’s unauthorized combination or use of the alleged infringing material or service with software, services, or products developed by the indemnified Party or third parties, If such claim would have been avoided by the non-combined or independent use of the alleged infringing material, (b) unauthorized modification of the alleged infringing material by anyone other than the indemnifying Party if such claim would have been avoided by use of the unmodified alleged infringing material, (c) Indemnified Party’s continued

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

allegedly infringing activity after being notified thereof or after being provided modifications that would have avoided the alleged infringement, (d) Indemnified Party’s use of the alleged infringing material in a manner not strictly in accordance with this Agreement or applicable documentation, (e) use of other than the most current release of the alleged infringing material if the claim or action would have been avoided by use of the most current release or revision.

7.4 THE FOREGOING STATES THE INDEMNIFYING PARTY’S ENTIRE LIABILITY AND THE INDEMNIFIED PARTY’S SOLE AND EXCLUSIVE REMEDY FOR INFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF ANY THIRD PARTY.

8. Limitation of Liability. EXCEPT FOR DAMAGES TO THIRD PARTIES ARISING OUT OF THE INDEMNIFICATION OBLIGATIONS IN SECTION 7, A VIOLATION OF EITHER PARTY’S INTELLECTUAL PROPERTY RIGHTS, OR WILLFUL OR GROSSLY NEGLIGENT BREACHES OF CONFIDENTIALITY UNDER SECTION 4 , NEITHER PARTY WILL BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES, INCLUDING BUT NOT LIMITED TO DAMAGES FOR LOST DATA, LOST PROFITS OR COSTS OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, HOWEVER CAUSED AND UNDER ANY THEORY OF LIABILITY, INCLUDING BUT NOT LIMITED TO CONTRACT OR TORT (INCLUDING PRODUCTS LIABILITY, STRICT LIABILITY AND NEGLIGENCE), AND WHETHER OR NOT SUCH PARTY WAS OR SHOULD HAVE BEEN AWARE OR ADVISED OF THE POSSIBILITY OF SUCH DAMAGE AND NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY STATED HEREIN. EXCEPT FOR INDEMNIFICATION UNDER SECTION 7, A VIOLATION OF EITHER PARTY’S INTELLECTUAL PROPERTY RIGHTS, OR BREACHES OF CONFIDENTIALITY UNDER SECTION 4, IN NO EVENT SHALL EITHER PARTY’S LIABILITY ARISING OUT OF THIS AGREEMENT EXCEED GOOGLE’S SHARE OF THE NET AD REVENUES RECEIVED UNDER THIS AGREEMENT. THE PARTIES AGREE THAT THIS SECTION 8 REPRESENTS A REASONABLE ALLOCATION OF RISK.

9. Term and Termination.

9.1 Term. The term of this Agreement (the “Term”) shall commence on the Effective Date and shall continue in force until January 31, 2004, unless earlier terminated as provided herein.

9.2 Termination. Either party may suspend performance and/or terminate this Agreement: (a) if the other party materially breaches any term or condition of this Agreement and fails to cure that breach within thirty (30) calendar days after receiving written notice of the breach; or (b) if the other party becomes insolvent or makes any assignment for the benefit of creditors or similar transfer evidencing insolvency, or suffers or permits the commencement of any form of insolvency or receivership proceeding, or has any petition under bankruptcy law filed against it, which petition is not dismissed within sixty (60) days of such filing, or has a trustee or receiver appointed for its business or assets or any party thereof. Notwithstanding the foregoing, Customer may terminate this Agreement: (I) if Google breaches its payment obligations (with respect to undisputed amounts due) under sections 3.1 and/or 3.2 and fails to cure that breach within seven (7) calendar days after receiving written notice of such breach; or (ii) under the terms and conditions set forth in the Service Level Agreement attached hereto as Schedule I. Google and Customer may also terminate this Agreement immediately without written notice if either party breaches its obligations under Sections 5.1 and 5.2. In addition, Google may terminate this Agreement if Google reasonably determines that it is impracticable to continue providing the Services in light of applicable laws.

9.3 Effect of Termination. Upon the termination of this Agreement for any reason (i) all license rights granted herein shall terminate, (ii) each party shall return to the other party, or destroy and certify the destruction of, all Confidential information of the other party, and (iii) Customer shall refund to Google any prepayments paid and not yet earned by Customer, if any.

9.4 Survival. In the event of any termination or expiration of this Agreement for any reason, Articles 1, 4, 5.1, 5.2, 6, 7, 8, 9.4, 10, 11 and Schedule D Shall survive termination. Neither party shall be liable to the other party for damages of any sort resulting solely from terminating this Agreement in accordance with its terms.

9.5 Remedies. Each party acknowledges that its service/license restrictions contained herein may cause irreparable harm to the other party, the extent of which would be difficult to ascertain. Accordingly, each party agrees that, in addition to any other remedies to which the other party may be legally entitled, such party shall have the right to seek immediate injunctive relief in the event of a breach of such sections by the other party or any of its officers, employees, consultants or other agents.

10. Addresses. All payments, correspondence, and notices shall be sent to the following addresses:

Google Inc.	DealTime, Inc.
2400 Bayshore Parkway	475 Fifth Avenue
Mountain View, CA 94043	New York, NY 10017

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

Unless specified otherwise by the receiving party in writing, all invoices or payments shall be sent to the attention of Finance, all legal notices shall be sent to the attention of Legal, and all other correspondence shall be sent to the representative indicated in the signature block below.

11. Miscellaneous. Any notice required for or permitted by this Agreement shall be in writing and shall be delivered as follows with notice deemed given as indicated: (i) by personal delivery when delivered personally, (ii) by overnight courier upon written verification of receipt, (iii) by telecopy or facsimile transmission when confirmed by telecopier or facsimile transmission report, or (iv) by certified or registered mail, return receipt requested, upon verification of receipt. All notices must be sent to the addresses first described above or to such other address that the receiving party may have provided for the purpose of notice in accordance with this Section. Neither party may assign its rights or delegate its obligations under this Agreement without the other party’s prior written consent, except to the surviving entity in a merger or consolidation in which it participates or to a purchaser of all or substantially all of its assets, so long as such surviving entity or purchaser shall expressly assume in writing the performance of all of the terms of this Agreement. This Agreement is not Intended to benefit, nor shall it be deemed to give rise to, any rights in any third party. This Agreement will be governed by and construed in accordance with the laws of the State of California, without regard to conflict of law principles. Any dispute or claim arising out of or in connection with this Agreement shall brought in the state or federal courts located in Santa Clara County, California. The parties are independent contractors. Neither party shall be deemed to be an employee, agent, partner or legal representative of the other for any purpose and neither shall have any right, power or authority to create any obligation or responsibility on behalf of the other. Neither party shall be liable hereunder by reason of any failure or delay in the performance of its obligations hereunder (except for the payment of money) on account of strikes, shortages, riots, insurrection, fires, flood, storm, explosions, earthquakes, acts of God, war, governmental action, or any other cause, which is beyond the reasonable control of such party. Each party shall be responsible for compliance with all applicable laws, rules and regulations, if any, related to the performance of its obligations under this Agreement. The failure of either party to require performance by the other party of any provision shall not affect the full right to require such performance at any time thereafter: nor shall the waiver by either party of a breach of any provision hereof be taken or held to be a waiver of the provision itself. If any provision of this Agreement is held by a court of competent jurisdiction to be contrary to law, such provision shall be changed and interpreted so as to best accomplish the objectives of the original provision to the fullest extent allowed by law and the remaining provisions of this Agreement shall remain in full force and effect. THIS AGREEMENT, AND SCHEDULES HERETO, CONSTITUTE THE ENTIRE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF. THIS AGREEMENT SUPERSEDES, AND THE TERMS OF THIS AGREEMENT GOVERN, ANY OTHER PRIOR OR COLLATERAL AGREEMENTS WITH RESPECT TO THE SUBJECT MATTER HEREOF. ANY AMENDMENTS TO THIS AGREEMENT MUST BE IN WRITING AND EXECUTED BY AN OFFICER OF THE PARTIES.

IN WITNESS WHEREOF, the parties have caused this Information Services Agreement to be signed by their duly authorized representatives.

DEALTIME, INC.		GOOGLE INC.

By:	/s/ Curt Cimei	By:	/s/ Joan Braddi
Name:	Curt Cimei	Name:	Joan Braddi
Title:	SVP Business Development	Title:	VP Search Services
Date:	8/2/02	Date:	8/1/02
Fax:	212-905-8100	Fax:	650-618-1835

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

SCHEDULE A – CUSTOMER SITES

1)	Customer domains:

dealtime.com

shopping.com

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

SCHEDULE B – SERVICE FEES

Revenue Share for Google Sponsored Links:

1.	Revenue Share: Subject to the terms and conditions of this Agreement, including exclusivity, Customer and Google agree to share revenues from the Google Sponsored Links Program on the following basis:

Customer shall receive the greater of: a) ***** of the Net Ad Revenue (and Google shall retain ***** of the Net Ad Revenue) for Sponsored Links displayed on Results Pages; or b) a ***** (where “***** means the ***** appearing on ***** on the ***** for the *****); provided that under no circumstances (except as described in ***** of this Agreement) shall *****, even if the ***** is greater than ***** of Net Ad Revenues.

2.	Payments: Within ***** of each month’s end, Google shall pay Customer’s share of the Net Ad Revenues (or the *****, if applicable) for such month, at the address indicated in Section 10. Net Ad Revenue adjustments due to an increase or decrease in Deductions coming after Google has made a revenue-share payment to the Customer will be reconciled in the following period’s payment. In the event the following period’s payment is insufficient to offset the adjustment resulting from a previous period’s payment, the parties shall negotiate in good faith a resolution for such amount.

Google shall *****.

****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

SCHEDULE C – SUPPORT GUIDELINES

1.	Definitions.

(a)	“Customer Contacts” means no more than two employees designated by Customer in writing who are qualified to contact Google for technical support.

(b)	“Consulting Requests” means any request made by Customer to Google Technical Support Personnel that is unique to Customer and is unrelated to a Fix, Minor Problem, or Severe Problem. This includes requests by Customer to incorporate a new feature or enhance an existing feature of the Services.

(c)	“Fix” means a correction, fix, alteration or workaround that solves a Minor Problem or a Severe Problem.

(d)	“Google Technical Support Personnel” means the employees at Google responsible for handling technical support calls. Google will provide Customer with a web interface or an email address (the “Support Address”), as well as an email pager address (the “Support Pager”) for contacting the Google technical support personnel, and an escalation telephone support number. Google will provide Customer with technical contacts. Google may change its designated technical support personnel at its discretion with reasonable notice to Customer.

(e)	“Hours of Operation” means 24/7 for Severe Problems and Monday to Friday 9:00 a.m. - 7:00 p.m. Pacific Time for Minor Problems. Google may, at its reasonable discretion, change or expand the hours of operation with reasonable notice to Customer.

(f)	“Minor Problem” means any error, bug, or malfunction that makes any feature of the Services perform unpredictably or to otherwise become intermittently unavailable, or that causes the Services to have a material degradation in accuracy or response time performance.

(g)	“Severe Problem” means any error, bug, or malfunction that causes the Services to become inaccessible to Customer and its Site end users, or that causes any feature of the Services become continuously unavailable.

2.	Support procedures. Customer will use reasonable efforts to fix any Minor Problems without escalation to Google. All Minor and Severe Problems and Consulting Requests must be submitted to Google via the Support Address.

(a)	If Customer believes it is reporting a Severe Problem, Customer will accompany its request with a page via the Support Pager.

(b)	Upon receiving a request from Customer, Google will determine whether the request is a Minor Problem, a Severe Problem, or a Consulting Request.

(c)	If the request is a Severe Problem, Google will attempt to respond to the request within one hour. Google will then use commercially reasonable efforts to fix the Severe Problem and will provide daily status reports to Customer (upon request by Customer).

(d)	If the request is a Minor Problem. Google will attempt to respond to the request within one business day. Google will then use commercially reasonable efforts to fix the Minor Problem and will provide weekly status reports to Customer (upon request by Customer).

(e)	If the request is a Consulting Request. Google will attempt to respond to the request within ten business days. Should Customer and Google agree to have Google take further action pursuant to the Consulting Request, Customer and Google will negotiate a separate agreement setting forth the terms and conditions for Google’s performance of such further action. All time spent by Google in responding to a Consulting Request will be billed to the Customer at Google’s then applicable consulting rates and charges.

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

SCHEDULE D – CONFIDENTIALITY AGREEMENT

Google will assist Customer in providing a co-branded web search service to Customer (the “Purpose”). In connection with this, each party may disclose to the other party certain confidential technical and business Information. The parties agree to maintain the confidentiality of such information, in accordance with the following terms:

1.	The Confidential Information disclosed under the Agreement (“Confidential Information”) includes all information concerning either party’s business including, but not limited to, all tangible, intangible, visual, electronic, present, or future information such as: (a) trade secrets; (b) financial information, including pricing; (c) technical information, including research, development, procedures, algorithms, data, designs, and know-how; (d) business information, including operations, planning, marketing interests, and products: and (e) the terms of any agreement and the discussions, negotiations and proposals related to any agreement. The Agreement also includes Confidential Information acquired during any facilities tours.

2.	The Parties receiving Confidential information (each, a “Recipient”) will have a duty to protect Confidential Information (a) if it is clearly and conspicuously marked as “confidential” or the equivalent; or (b) if it is identified by the Discloser as confidential before, during, or promptly after presentation or communication.

3.	A Recipient will use the confidential Information only for the Purpose described above. A Recipient will use the same degree of care, but no less than a reasonable degree of care, as the Recipient uses with respect to its own similar information to protect the Confidential Information and to prevent (a) any use of Confidential Information not authorized in this Agreement. (b) dissemination of Confidential Information to any employee or third party contractor of Recipient without a need to know, or (c) communication of Confidential Information to any third party. Furthermore, Confidential Information may only be disseminated to an employee or third party contractor of the Recipient if that employee or third party contractor has signed an agreement with either of the parties containing confidentiality provisions substantially similar to those herein.

4.	Both parties agree not to issue or release any articles, advertising, publicity or other matter relating to any Confidential Information (including the fact that a meeting or discussion has taken place between the parties) or mentioning or implying the name of the other party, except with the advanced review and written approval of the other party.

5.	This Schedule D imposes no obligation upon a Recipient with respect to Confidential Information that (a) was known to the Recipient before receipt from the Discloser; (b) is or becomes publicly available through no fault of the Recipient; (c) is rightfully received by the Recipient from a third party without a duty of confidentiality; (d) is independently developed by the Recipient without a breach of the Agreement; (e) is disclosed by the Recipient with the Discloser’s prior written approval. As to Confidential Information that is required to be disclosed by operation of the law, the Recipient shall immediately notify the Discloser of the legal obligation, to the extent possible provide the Discloser a reasonable opportunity to seek a protective order (or the equivalent) from the court or other legal or governmental authority issuing the process, and will work with the Discloser to minimize the disclosure, but in no event shall any provision of this Schedule D be deemed to (i) prohibit Recipient from complying with any lawful order or directive of a governmental agency or authority, or (ii) absolve the Recipient of its ongoing obligation to protect the confidentiality of such Confidential Information vis-a-vis other parties (unless the Confidential Information is then covered by one of the exceptions set forth in clauses (a) through (e) of this paragraph.

6.	EACH DISCLOSER WARRANTS THAT IT HAS THE RIGHT TO DISCLOSE ITS CONFIDENTIAL INFORMATION. NO OTHER WARRANTIES ARE MADE. ALL CONFIDENTIAL INFORMATION CONTAINED HEREIN IS PROVIDED “AS IS”.

7.	The terms and conditions of this Schedule D shall survive with respect to Confidential Information that is disclosed before the termination or expiration of the Agreement.

8.	Unless the Parties otherwise agree in writing, a Recipient’s duty to protect Confidential Information ceases when the Information is no longer confidential, as set forth in paragraph 5 of this Schedule D. A Recipient, upon Discloser’s written request, will promptly return all Confidential Information received from the Discloser, together with all copies, or certify in writing that all such Confidential Information and copies thereof have been destroyed. Regardless of whether the Confidential Information is returned or destroyed, the Recipient may retain an archival copy of the Discloser’s Confidential Information in the possession of outside counsel of its own choosing for use only in the event that a dispute arises hereunder and only in connection with that dispute.

9.	No Party acquires any intellectual property rights under this Schedule D (including but not limited to patent, copyright, and trademark rights) except as set forth in the Agreement.

10.	Each Party acknowledges that damages for improper disclosure of Confidential Information may be irreparable; therefore, the injured Party is entitled to seek equitable relief, including injunction and preliminary injunction, in addition to all other remedies.

11.	This Schedule D does not create any agency or partnership relationship.

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

SCHEDULE E – BRAND FEATURES

Google Brand Features: The Google Brand Features include GOOGLE, the Google logo, other marks that incorporate the word “GOOGLE”, PAGERANK, and such other trademarks as Google may secure during the Term.

Customer Brand Features: The Customer Brand Features include DealTime®, DealTime.com®, the DealTime logo, other marks that incorporate the word “DEALTIME”. Magic Box™, and such other trademarks as Customer may secure during the Term.

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

SCHEDULE F – CUSTOMER IMPLEMENTATION A SAMPLE PAGE

The following sample results pages shall serve as an example as to the relative position and size of the Sponsored Links that will be placed an Customer Results Pages. Three (3) such Sponsored Links shall be displayed in wide format. Wide format means that the Sponsored Link title for a Sponsored Link contains not more than twenty-five (25) characters, nor more than seventy (70) characters for the description and thirty five (35) characters for the URL.

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

SCHEDULE G

COMPETITIVE SERVICES/BLOCKED URLs

*****.com

*****.com

*****.com

*****.com

*****.com

*****.com

*****.com

*****.com

*****.com

*****.com

*****.com

*****.com

*****.com

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

SCHEDULE H

GOOGLE COMPETITORS

*****

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

SCHEDULE I

SERVICE LEVEL AGREEMENT

Google shall comply with the service levels set forth below (“Service Levels”) for the Google Sponsored Links Program provided to Customer under the Agreement.

Service Levels:

“Fully Processed and Served Queries” shall mean Queries that are fully processed, from the time sent by Customer to Google to the time received back by Customer from Google (including a Complete http response, with a complete set of Google Service Results or a “no results” set result served in XML format).

Technical Requirements (with respect to Customer domestic US properties)

1. Speed of Results. Google shall maintain the following two latency guarantees (hereafter “Query/Response Speed Performance Requirement”):

(a) Server Latency - the latency between the time a Query is received by Google’s servers and the time the server has successfully completed the Query and initiated transmission of the Sponsored Links. Google shall *****.

(b) Network Latency - Customer may send an ICMP ping packet between two computers in communications hereunder, measured between the US Google data center handling Customer’s Queries and the applicable US Customer server sending such Queries, to test the round trip time. *****. Customer may send queries to Google to test network latency as measured between the US Google data center handling Customer’s Queries and the applicable US Customer server sending such Queries.

2. Availability. Google will *****, defined as the percentage of Queries that are Fully Processed And Served within one second, over a rolling thirty (30) day period (excluding any time of outage caused by equipment or software that is not under the direct control of Google).

3. Implementation of Technical Specifications. The latency and availability in this Exhibit shall only apply provided that (a) Customer correctly implements the technical specifications concerning correct use of XML protocol arguments and correct handling of optional or new result fields set forth in the Google Data Protocol, (b) Customer’s DNS client implementation correctly observes the DNS TTL values returned by Google’s DNS servers, i.e., if Customer’s DNS client does not cache values beyond the TTL tima, and c) Customer sends Queries to the host name provided to customer by Google (e.g. XYZ.google.com) and Customer’s client implementation repeats the DNS lookups at least every 5 seconds in order to pick up any changes.

4. If the Services do not comply with the service levels set forth in this Schedule, Customer shall be entitled to terminate this Agreement upon written notice to Google if the service levels are not restored within ***** calendar days of receipt of such notice. The foregoing states Google’s entire liability and Customer’s sole and exclusive remedy for a breach of the Service Level Agreement set forth in this Schedule. Notwithstanding the foregoing, such remedy shall be in addition to any payments due and owing to Customer as of the effective date of termination.

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

AMENDMENT NUMBER ONE

This Amendment Number One (“Amendment Number One”) is entered into as of April 23, 2003 (“Amendment Number One Effective Date”) by and between Google Technology, Inc. (formerly known as Google, Inc.), a California corporation with its principal place of business at 2400 Bayshore Parkway, Mountain View, California 94043 (“Google”) and DealTime, Inc., a Delaware corporation with its principal place of business at 475 Fifth Avenue New York, NY 10017 (“Customer”).

Background.

1. Customer and Google, Inc. entered into an Information Services Agreement, effective August 1, 2002 (the “Original Agreement”) pursuant to which Google provides certain Services to Customer.

2. Customer and Google now desire to amend the Original Agreement with respect to certain terms, but in all other respects, the Original Agreement, as amended, will remain in effect.

Terms.

1. The term of the Original Agreement will be amended to continue for a term of thirty-six (36) months from May 1, 2003. Accordingly, Section 9.1 (Term) will be amended by replacing that section with the following:

“The term of this Agreement (the “Term”) shall commence on the Effective Date and shall continue in force until April 30, 2006, unless earlier terminated as provided herein. The period of time from May 1, 2003 to April 30, 2006 is referred to herein in certain instances as the “Additional Term.”

2. The definition of “Site” set forth in Section 1.14 is replaced with the following:

““Site” means the Customer domains as listed in Schedule A attached hereto and any additional domains that Customer owns or controls greater than fifty percent (50%) interest in such Sites; specifically excluding epinions.com and pricetool.com.”

3. The parties agree to continue the Google Sponsored Links Program during the Additional Term. Accordingly, the following is added to the end of Section 2.1 (General/Implementation):

“During the Additional Term, Google will continue to assist Customer with providing Google Sponsored Links through the Google Sponsored Links Program. Customer will request from Google no fewer than three (3) Sponsored Links to be displayed in “Wide Format”, in accordance with Google’s then current brand treatment guidelines located at http://console.google.com or such other URL as Google may provide from time to time (“Guidelines”) and without any Google brand attribution. Customer will also unambiguously mark each cluster or grouping of Sponsored Links as “Sponsored Links” or “Additional Resources” or other equivalent designation indicating that the Sponsored Links are compensated linked advertisements, and distinct from search results. Customer will continue to display all Sponsored Links requested, whether on Search Pages (as defined below) or on other pages where the Query is generated not by a Search Phrase but by an End User clicking on one of categories offered on the Site (“Category Pages”).”

4. The following will replace the first sentence of Section 2.9 (Exclusivity):

“(a) Customer agrees that, during first year of the Additional Term and on any of the domains included in the Site, Customer shall not *****. Customer agrees that Google

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

has the ***** would be *****. Furthermore, during the ***** of the ***** on any of the ***** included in the ***** Customer shall not ***** from any of the ***** (the *****). For the purposes of this Amendment Number One, a “Search Box” means a graphical area on the Site in which an End User initiates a search of the Site by typing a Search Phrase. Customer agrees to inform its employees and agents of the exclusivity obligations described in this Section 2.9.”

5. The third sentence of Section 2.9 (Exclusivity) is replaced with the following:

“Notwithstanding any of the foregoing, during the ***** of the *****, in the event that ***** as defined ***** than any ***** (as both terms are defined *****) for a particular *****: (a) Google shall ***** as set forth ***** and the *****; or (b) Google will *****; provided however that if ***** (I) Customer will *****, and (II) if Customer ***** any ***** from any of the ***** above the *****, then Google will ***** of ***** instead of the ***** or the *****.”

6. Add the following to the end of Section 2.9:

“In no event will Customer ***** into any ***** with ***** on the ***** of the *****.”

7. The following will be added to the end of Section 3.2 (Reports):

“Google will assign Customer two separate Client Names: one for Search Pages and one for Category Pages. Google agrees to provide the reports set forth in this Section 3.2 during the Additional Term for each Client Name provided to Customer.”

8. The following will replace the second sentence of Section 3.1 (Payment):

“All payments under the Agreement are exclusive of taxes imposed by any governmental entity. Customer shall pay any applicable taxes, including sales, use, personal property, value-added, excise, customs fees, import duties or stamp duties or other taxes and duties imposed by governmental agencies of whatever kind and imposed with respect to the transactions for Services provided by Google under the Agreement, including penalties and interest associated with a failure by Customer to make timely payments as set forth in this Section but specifically excluding taxes based upon Google’s net income. When Google has the legal obligation to collect any applicable taxes, the appropriate amount shall be invoiced to and paid by Customer “net thirty (30) days” from the date of invoice or other notification. In the event that Customer claims that it is exempt from payment of any applicable taxes for which Google has the legal obligation to collect, Customer shall promptly provide to Google a valid certificate of Customer’s exemption from obligation to pay such taxes as authorized by the appropriate taxing authority within fifteen (15) days of Google’s request.”

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

9. Add the following to the end of Section 5.1 (Google Rights):

“Customer will not and will not allow a third party to: (a) transfer, sell, lease, lend, disclose, or use for timesharing or service bureau purposes any Services or access to any Services; (b) access and/or launch the Services through any software application or means other than the Site, (c) display any Results Page as a series of HTML files presented as a splitscreen on any Site page containing more than one scrollable viewing area, (d) frame any Results Page independently from the rest of the pages of the Site, (e) frame any Web page accessed by an end user after clicking on any part of a Sponsored Link (“Advertiser Page”); (f) provide a version of the Advertiser Page different from the page an end user would access by going directly to the Advertiser Page or intersperse any content between the Sponsored Link and the Advertiser Page; (g) display any Results Set(s) for the benefit of any third party other than End Users; (h) enter into any arrangement or agreement under which any third party pays Customer fees and/or royalties for any Results Set(s) displayed on the Site; (i) sub-license or sub-syndicate any Results Set(s) for use on any third-party Web site; or (j) display advertising units in any form (including but not limited to pop-up or pop-under windows, expanding buttons and animation) that block or otherwise inhibit the full and complete display of any Results Set(s) to end users.”

10. In Section 8 (Limitation of Liability), insert the words “OR IF CUSTOMER KNOWINGLY BREACHES SECTION 2.9 PROVIDED THAT, FOR THE FIRST OCCURRENCE OF SUCH BREACH, GOOGLE HAS PROVIDED WRITTEN NOTICE TO CUSTOMER AND SUCH BREACH IS NOT CURED WITHIN THIRTY (30) DAYS OF SUCH NOTICE” after the words “SECTION 4 in the first sentence.” Also, insert the words “OR BREACHES OF EXCLUSIVITY UNDER SECTION 2.9” after the words “SECTION 4” in the second sentence. In the second sentence of Section 8, replace the words “GOOGLE’S SHARE OF NET AD REVENUES RECEIVED UNDER THIS AGREEMENT” with the words “ONE MILLION DOLLARS”.

11. Replace the third sentence of Section 11 (Miscellaneous) of the Original Agreement with the following sentence:

“Neither party may assign its rights or delegate its obligations under this Agreement without the other party’s prior consent, except (a) to the surviving entity in a merger or consolidation in which it participates or to a purchaser of all or substantially all of its assets, so long as such surviving entity or purchaser shall expressly assume in writing the performance of all of the terms of this Agreement; provided that Google has the right to terminate the Agreement if any such surviving entity or purchaser of Customer is one of the Listed Competitors and (b) as part of a change of domicile (including, without limitation a reincorporation in another jurisdiction).”

12. The parties agree to replace Schedule B (Service Fees) with the following new Schedule B:

Revenue Share for Google Sponsored Links:

A. Guaranteed Payments.

•	During the Additional Term, Google will pay Customer the following *****:

$***** – over the first year of the Additional Term;

$***** – over the second year of the Additional Term; and

$***** – over the third year of the Additional Term.

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

B. Revenue Share Payments/*****.

•	During the Additional Term, Google will pay Customer the greater of ***** of Net Ad Revenues (“Revenue Share Payment”) or the ***** within thirty (30) days of each month’s end. The ***** means ***** (a) ***** submitted by Customer or (b) *****.

C. Reconciliation. At the end of each deal quarter during the Additional Term (the first “deal quarter” is the months of May, June and July of 2003), the parties will reconcile the amount of Guaranteed Payments, the Revenue Share Payments ***** over the quarter as follows. The Guaranteed Payment per deal quarter during years one and two of the Additional Term is equal to ***** and during year three of the Additional Term is equal to *****, unless modified as described in 12.C (ii) and 12D below. Such Guaranteed Payments are referred to herein as the “Guaranteed Quarterly Payment”.

(i)	If either (a) the Revenue Share Payments for the deal quarter or (b) the ***** during the deal quarter is less than the applicable Guaranteed Quarterly Payment, then Google will pay Customer the difference between the applicable Guaranteed Quarterly Payment and the greater of the Revenue Share Payment or the ***** within ***** days after the end of the deal quarter. “Net Ad Revenues” means gross billed ad revenues from the Sponsored Links *****.

(ii)	If Customer fails to deliver at least ***** (the “Click Guarantee”) for any deal quarter, then there will be a pro-rata reduction of the applicable Guaranteed Quarterly Payment *****. “Valid Clicks” means a click by an End User on a Sponsored Link provided by Google. Valid Clicks do not include clicks that are determined by Google’s “spam detection system” to be invalid (e.g., a user’s repeatedly clicking on a particular Sponsored Link within a finite period of time, or an activity by a robot, macro program, Internet agent or any other automatic means), which “spam protection system” will calculate invalid clicks in a substantially consistent manner across all implementations of Sponsored Links (subject to reasonable modifications made by Google).

D. Second and Third Year Adjustment. During the ***** of the ***** and on any of the ***** included in the *****, should Customer’s *****, in order to ***** from any of the ***** that is not a *****:

•	Google will ***** or the ***** (provided that Customer ***** according to *****) without any ***** and without *****.

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

•	Customer must provide ***** with ***** from any of the *****. Customer further agrees that any ***** Google will ***** Customer *****. For example, if Customer ***** or *****.

E. Change of Business. If Customer makes any material changes to the Customer’s Business (as defined herein) conducted through the Site during the Additional Term, Customer shall notify Google of such changes within thirty (30) days of the date such changes becomes publicly available. In the event that any such change results in a material negative economic impact on the economics of this Agreement, then Google shall have the right for 120 days from the date of such notice to terminate this Agreement. If Google does not exercise this termination right within such period, then the Original Agreement as amended by this Agreement Number One shall continue in full force and effect. For the purposes of this Section 12E, the “Customer’s Business” is a commercial shopping search engine making compensated referrals to the Web sites of online merchants.

13. The parties agree to amend *****.

14. The Original Agreement will remain in effect, except as expressly amended herein and in previous written amendments entered into by the parties. Capitalized terms not defined herein will have the meaning set forth in the Original Agreement.

Google Technology, Inc.		DealTime, Inc.

By:	/s/ Joan Braddi	By:	/s/ Daniel Ciporin

Name:	Joan Braddi	Name:	Daniel Ciporin

Title:	VP Search Services	Title:	Chairman and CEO
Address:	2400 Bayshore Parkway	Address:	475 Fifth Avenue
City, State, Zip:	Mountain View, California 94043	City, State, Zip:	New York, NY 10017

Date:	4/23/03	Date:	4/23/03

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.